EQUITY-METHOD INVESTMENT	12 Months Ended
Dec. 31, 2012
EQUITY-METHOD INVESTMENT
EQUITY-METHOD INVESTMENT

15.                         EQUITY-METHOD INVESTMENT

On October 13, 2008, WSP China acquired a 29% equity interest of Wuxi Bright Wanbang Oil & Gas Anticorrosion Co., Ltd. (“Wuxi Bright Wanbang”) for $1,076 in cash. As the Company has the ability to exercise significant influence but does not have a controlling interest, the long-term investment was recorded using the equity method of accounting as follows:

	As of December 31, 2011	As of December 31, 2012
Investment cost	$1,076	$1,076
Share of loss	(350)	(306)
Exchange difference	91	93
	$817	$863

The excess of the cost of investment over the Company’s share of the fair value of net assets of the investee company’s identifiable assets, liabilities and contingent liabilities at the date of acquisition represented goodwill of $30 which was included in the carrying amount of the investment and was not amortized.